Christopher Weil & Company Global Dividend Fund (CWGDX)

a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated December 16, 2015

To the Fund’s Prospectus and Statement of Additional Information dated March 31, 2015, as supplemented from time to time.

Portfolio Manager Change for the Christopher Weil & Company Global Dividend Fund (the “Fund”)

Effective December 19, 2015, Mr. Luong Nguyen will no longer serve as portfolio manager to the Fund. As noted previously in a supplement to shareholders dated October 23, 2015, Soledad Investment Management, LLC provided notices of resignation from the position of sub-adviser to the Fund.

  All references to Soledad Investment Management, LLC, Sub-Adviser and Mr. Nguyen in the Fund’s prospectus and statement of additional information are hereby deleted.
  All references to Sub-Adviser are replaced with Adviser in the Fund’s prospectus under the sections “The Principal Investment Strategy of the Global Dividend Fund” on page 6, “The Principal Risks of Investing in the Global Dividend Fund” on page 7, and “The Investment Selection Process Used by the Global Dividend Fund” on page 11.
  The section entitled “Portfolio Manager” on page 8 of the prospectus is replaced with the following:

  John Wells has managed the Fund since December 2015. Mr. Wells is the President of the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE